CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB ("Form 10-QSB") of Qnective, Inc. (the "Company") for the quarterly period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Oswald Ortiz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Oswald Ortiz

---------------------------

Oswald Ortiz

Chief Executive Officer

November 9, 2007